                                                                   EXHIBIT 10(b)

                   FOURTH AMENDMENT TO MERCHANDISE AGREEMENT


     FOURTH AMENDMENT TO MERCHANDISE AGREEMENT (this "Fourth Amendment") dated as of July 1, 1996, by and among InterTAN Canada Ltd. ("ITC"), a corporation organized under the laws of the Province of Alberta, Canada, InterTAN, Inc., a Delaware corporation, InterTAN Australia Ltd. ("ITA"), a corporation organized under the laws of the State of New South Wales, Australia, InterTAN U.K. Limited ("ITUK"), a corporation organized under the laws of England and Wales, and Technotron Sales Corp. Pty. Ltd. ("TSC"), a corporation organized under the laws of the State of New South Wales, Australia (along with their respective current or future subsidiaries, being collectively referred to herein as the "ITI-GROUP") and Tandy Corporation ("TANDY"), a Delaware corporation, and A&A International, Inc. ("A&A"), a Nevada corporation.

     WHEREAS, each of the parties hereto entered into that certain Merchandise Agreement signed on or about October 8, 1993, and dated (or which is hereby deemed to have been dated) as of October 15, 1993 (the "Agreement"); and

     WHEREAS, Article One, Section 1.3 of the Agreement, entitled "Ordering of Merchandise by Members of the ITI-GROUP", as amended by the First Amendment to Merchandise Agreement (dated November 1, 1993), specifies the method by which the ITI-GROUP members place orders with vendors through A&A for merchandise described in Section 1.1 of the Agreement and furnish letters of credit in respect of such purchase orders; and

     WHEREAS, the parties hereto have agreed to, among other things, change the procedures relating to letters of credit to be issued by ITC, ITA, and ITUK as set out in Section 1.3 of the Agreement as previously amended; and

     WHEREAS, in order to give affect to the parties' intentions, the parties hereto desire to execute this Fourth Amendment;


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

     NOW, THEREFORE, for good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     Section 1. Definitions.  Terms used herein shall have the meanings set
                ------------
forth in the Agreement as amended by the First Amendment to Merchandise Agreement, except as otherwise defined herein.

     Section 2. Deletion of Second Amendment.  The Second Amendment to
                ----------------------------
Merchandise Agreement is hereby canceled, deleted in its entirety, and is hereafter of no force and effect.

     Section 3. Amendment to Section 1.3.  Section 1.3 of Article I of the
                -------------------------
Agreement, as previously amended by the First Amendment to Merchandise Agreement, is hereby further amended by adding a definition of Same SKU Merchandise prior to Section 1.3(a) and by adding the following new provisions to the end of subsections (d) and (e) thereof and by adding new Section 1.3(j) as set out below:

Prior to Section 1.3(a), add--

"Definition: "Same SKU Merchandise" as used hereafter means ITI-Group-ordered
-----------
merchandise which bears the same SKU designation as that ordered by A&A for sale in Tandy's Radio Shack stores in the United States and is the same product (allowing for differences in packaging and instructions) as that sold in the Tandy-owned Radio Shack stores in the United States. Once a product is identified as "Same SKU Merchandise" it shall remain "Same SKU Merchandise" for so long as it is sold in Tandy-owned RadioShack stores in the United States, even if either party changes its SKU number. Neither party may change an SKU number of a product identified as Same SKU Merchandise without the consent of the other party, which will not be unreasonably withheld."

Add the following to the end of Section 1.3(d)--

(d) "...; provided, however, that in the case of Open Orders for products
          --------  -------
intended for sale in Canada, the U.K., and Australia and placed after May 15, 1996, the L/C Notice shall specify instead of the above, the

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following: (i) the aggregate U.S. dollar amount of all Open Orders issued by and relating to ITC, ITUK, or ITA, as appropriate, less the aggregate U.S. dollar amount of Same SKU Merchandise as of the date of such notice and as reflected in A&A's records; (ii) the percentage applicable to (i) above as set out in subsection (e) below; (iii) the aggregate U.S. dollar amount of Same SKU Merchandise on Open Orders issued by and relating to ITC, ITUK, or ITA, as appropriate, as of the date of such notice and as reflected in A&A's records;
(iv) the percentage applicable to (iii) above as set out in subsection (e) below; and (v) the U.S. dollar amount by which each L/C intended to cover Open Orders shall be adjusted and the aggregate U.S. dollar amount of each L/C after giving effect to such adjustment."

Add the following to the end of Section 1.3(e)--

(e)  "...; and provided further, that, in the case of Open Orders for products
           --- -------- -------
intended for sale in Canada, the U.K., and Australia and placed after May 15, 1996, the percentage of the aggregate U.S. dollar amount of Open Orders specified in each L/C Notice to be covered by ITC, ITUK, or ITA, as appropriate, with respect to such Open Orders shall be adjusted as follows for Same SKU
Merchandise:

     (x) Aggregate U.S. dollar amount of Open Orders less the aggregate U.S. dollar amount of Same SKU Merchandise, the resulting amount then multiplied by the applicable percentage stated in Section 1.3(e)(i),
          (ii), (iii), (iv), (v) and (vi) above AND
                                                ---
     (y) The aggregate U.S. dollar amount of Same SKU Merchandise, multiplied by 60%, the result of which shall be multiplied by the applicable percentage stated in Section 1.3(e)(i), (ii), (iii), (iv), (v), and
          (vi) above."

Add the following new Section 1.3(j)--

(j) "The parties agree that beginning January 1, 1997, the ITI-Group, as an alternative procedure to that stated in Section 1.3(a) through (h) above, may post one or more standby letters of credit ("SL/C's") in an amount or amounts acceptable to A&A at banks acceptable to A&A. The ITI-Group shall notify A&A in writing of their intent to use this alternative procedure at least 60 days prior to implementation of this alternative procedure. Each SL/C shall (i) be irrevocable in form, (ii) valid for a full calendar year, (iii) specify the ITI-

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Group member or members sending the Bookings, (iv) specify A&A International,
Inc., 1200 One Tandy Center, Fort Worth, Texas 76102, U.S.A. as the beneficiary,
(v) provide for payment to A&A in United States dollars, and (vi) provide for payment to A&A upon the delivery of an original letter, or telecopy or facsimile transmission thereof signed by Darcy Smith of A&A or the President or any Vice-President or the Controller of A&A, which letter shall provide (1) the SL/C number (if any), and (2) the amount, in U.S. dollars, that the ITI-Group has failed to pay and which is past due. The ITI-Group and the banks shall agree that no affidavit or sworn certification shall be required from A&A in order for A&A to draw on the SL/C. The ITI-Group agrees to pay A&A all amounts due within five (5) days from the date of the payment request and agrees that upon its failure to do so, A&A shall be entitled to immediately present the letter described above to the bank and draw upon the SL/C for payment. Further, if for any reason A&A is unable to draw upon the SL/C for payment, A&A may declare the ITI-Group in default of this Agreement, terminate same, and enforce its rights hereunder."

     Section 4. Amendment to Section 1.4.  Section 1.4 of Article I of the
                ------------------------
Agreement is amended by deleting the introductory paragraph in its entirety up through the word "...commission:" and replacing the paragraph with the following: "A&A will perform the export agent's services described above for the purchasing agent's commission described below:".

     Section 5.  Addition of Section 1.12.  Article I of the Agreement is
                 ------------------------
amended by adding the following New Section 1.12:

     "1.12  Fee and Credit Renegotiation.
            ----------------------------
Each of the Purchasing Agent's Commission set out in Section 1.4 above, the Purchasing Agent/Exporter Fee set out in Section 1.5 above, and the Merchandise Credit set out in Section 1.6 above may be renegotiated by the parties at any time upon the request of either party. The parties agree to meet to discuss each of the Purchasing Agent's Commission, the Purchasing Agent/Exporter Fee, and the

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Merchandise Credit (collectively herein the "A&A Payments", or individually, an
"A&A Payment") in the six month period beginning January 1, 2000 and ending June 30, 2000; and agree, assuming that this Agreement is still in effect, to meet again for the same purpose in the six month period beginning January 1, 2005 and ending June 30, 2005. However, neither A&A nor Tandy shall have any duty or obligation with regard to the meeting(s), either express or implied, to do anything beyond discussing these matters. In the event the parties hereto are unable to mutually agree upon the amount of or formula relating to the aggregate of the A&A Payments or any A&A Payment, then any party hereto may, upon one hundred eighty (180) days prior written notice to the other parties, terminate this Agreement, or any portion hereof, or any services provided hereunder."

     Section 6.  Addition of Section 1.13.  Article I of the Agreement shall be
                 ------------------------
amended by inserting after Section 1.12, the following new section:

     "1.13   ITUK and ITA Contact Employee Cost Sharing.
             ------------------------------------------
(a) The ITI-Group plans to employ two persons to act as a focal point for operational and planning issues that develop between A&A and the ITI-Group, including providing A&A with local market analysis and coordinating product development and marketing between the ITI-Group and A&A (the "contact person"). Tandy agrees to share the Reasonable and Necessary costs of the ITI-Group to maintain one ITUK employee in the U.K. and one ITA employee in Australia to act as a contact person with A&A on the following basis. If either ITUK or ITA, respectively, purchases through A&A as purchasing agent the amount of merchandise specified below as a Purchase Level for each of ITUK and ITA below for the corresponding fiscal year for each indicated below, then Tandy will reimburse either ITUK or ITA, or both of them, the percentage(s) stated below of the undisputed costs of maintaining the contact person for each fiscal year in which either ITUK or ITA, or both of them, achieve(s) such Purchase Levels, up to a maximum of U.S. $150,000 in any one fiscal year for each of the two contact employees:

          (in thousands -- U.S. Dollars)
                            YEAR             PURCHASE LEVEL       TANDY'S COST
                            ----             --------------       ------------
                                                -ITUK               SHARING %-
                                                -----               ----------

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
                                       ITUK
                                       ----
          FY'97          29,858         50%
          FY'98          35,830         50%
          FY'99          36,000/*/     100%

          /*/ If ITUK purchases from A&A for any FY equal or exceed 36,000, Tandy will reimburse the ITI-Group 100% of the costs that are not in dispute, up to a maximum of U.S. $150 in any fiscal year.

     (in thousands-U.S. Dollars)
           YEAR          PURCHASE LEVEL      TANDY'S COST
           ----          --------------      ------------
                              -ITA            SHARING %-
                               ---            ----------
                                                  ITA
                                                  ---
          FY'97             19,661                50%
          FY'98             23,593                50%
          FY'99             24,000/*/            100%

          /*/ If ITA purchases from A&A for any FY equal or exceed 24,000, Tandy will reimburse the ITI-Group 100% of the costs that are not in dispute, up to a maximum of U.S. $150 in any fiscal year.

By August 30 of each year, beginning in 1997, ITI-Group purchases will be calculated for the most recently completed fiscal year ended June 30 to determine Tandy's share of costs, if any.

(b)  Expatriate Costs. An "expatriate employee" is an employee who has worked
     ----------------
for A&A, who is hired by ITA or ITUK, and who moves to a country that is not his or her country of permanent residence to act as the contact employee for ITA or ITUK. Unless otherwise agreed by the parties in writing at the time of submission of the costs to Tandy for payment, the Reasonable and Necessary costs for an expatriate employee ("expatriate costs") are agreed to be the following:

          1. Salary and related costs of the customary benefit plans for employees at the same or similar salary level;

          2.   Automobile allowance;

          3.   Cost of living allowance;

          4.   Housing allowance;

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                    5.   Income tax equalization payments and reasonable tax
                         return preparation costs; and

                    6. Initial relocation costs of the original expatriate employee only.

In no event shall Tandy pay or share in paying expatriate costs past the fiscal year ending June 30, 2002. In no event shall Tandy pay or share in paying expatriate costs in excess of U.S. $150,000 in any fiscal year.

(c)  Permanent Resident Costs.  The reasonable and necessary costs for a
     ------------------------
permanent resident employee ("permanent resident costs") are agreed to be the salary, related employee benefit costs, and initial relocation costs only, unless otherwise agreed by the parties in writing. In no event shall Tandy pay or share in paying permanent resident costs in excess of U.S.$150,000.

(d)  Billing and Audit Right.  Beginning in September, 1997, by September 30 of
     -----------------------
each year, the ITI-Group shall present detailed billing to Tandy for any costs in which Tandy is to share for the most recently completed fiscal year. The billing shall be in U.S. dollars based on the average exchange rate for the applicable fiscal year and by October 31 of each year Tandy shall pay any amount not in dispute. Payment shall be due in U.S. Dollars to InterTAN, Inc.in Fort Worth, Tarrant County,Texas. The ITI-Group shall have a fiduciary duty to Tandy to control the costs of the contact employee so that such costs are at a level consistent with employees of the ITI-Group at the same or similar employment levels. Within 30 days after the end of each quarter, ITUK and ITA each shall submit to Tandy quarterly reports of all reimbursable costs related to the contact employee for the quarter and all purchases for the quarter from A&A. Tandy, at its sole cost, shall have the right to audit the records of the ITI-Group concerning the contact employee, and comparable employees of the ITI-Group at the same or similar employment levels, upon reasonable notice and during regular business hours."

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

     Section 7.  Amendment to Section 3.1.  Section 3.1, subsection (a), of
                 ------------------------
Article III of the Agreement is amended by deleting from the ninth line of the first sentence the words "principle offices at Barrie, Ontario" and substituting therefor the words "principal offices at Fort Worth, Texas."

     Section 8.  Amendment to Section 6.4. Section 6.4 of the Agreement is
                 ------------------------
hereby amended by deleting ITC member address and substituting in its place the following:

                    "InterTAN, Inc.
                    201 Main Street, Suite 1805
                    Fort Worth, Texas 76102
                    Attention: President and/or General Counsel
                    Fax No. (817)332-3071"

     Section 9.  Amendment to Section 7.1.  Section 7.1 of the Agreement is
                 ------------------------
hereby amended by deleting the penultimate sentence thereof and substituting in its place the following: "EACH MEMBER OF THE ITIGROUP (EXCEPT FOR ITI) HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCEEDS ON IT AND IRREVOCABLY APPOINTS ITI AS ITS AGENT FOR THE PURPOSE OF ACCEPTING SERVICE OF PROCESS WITHIN THE STATE OF TEXAS."

     Section 10.  Ratification of Merchandise Agreement, the First Amendment to
                  -------------------------------------------------------------
Merchandise Agreement, and the Third Amendment to Merchandise Agreement.  The
-----------------------------------------------------------------------
Agreement as amended by the First Amendment to Merchandise Agreement and the Third Amendment to Merchandise Agreement is in all other respects hereby ratified and confirmed, and all of its provisions, as hereby amended, continue in full force and effect.

     Section 11. Governing Law.  THIS FOURTH AMENDMENT SHALL BE SUBJECT TO
                 -------------
ARTICLE 7, SECTION 7.1 OF THE AGREEMENT ENTITLED "Texas Law Applicable;
                                                 ----------------------
Submission to Jurisdiction".
---------------------------

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

SECTION 7.1 OF THE AGREEMENT, AS AMENDED HEREIN, IS HEREBY ADOPTED BY REFERENCE AND INCORPORATED HEREIN FOR ALL PURPOSES AS IF SET OUT AT LENGTH.

     Section 12. Execution in Counterparts. This Fourth Amendment may be
                 -------------------------
executed in any number of counterparts and by different parties hereto and separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same Fourth Amendment. Delivery of an executed counterpart of a signature page to this Fourth Amendment by telecopy shall be effective as delivery as a manually executed counterpart of this Fourth Amendment.

                 [Remainder of page intentionally left blank.]

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

     IN WITNESS WHEREOF, the Parties hereto have caused this Fourth Amendment to Merchandise Agreement to be executed by their duly authorized representatives or officers, all as of the day and year of the first above written.

                                        TANDY CORPORATION

                                        By:  /s/ Dwain H. Hughes
                                           -------------------------------------
                                        Its: Senior Vice President and CFO


                                        A&A INTERNATIONAL, INC.

                                        By:  /s/ Richard Ramsey
                                           -------------------------------------
                                        Its: Vice President


                                        InterTAN CANADA LTD.

                                        By:  /s/ James T. Nichols
                                           -------------------------------------
                                        Its: President


                                        InterTAN, INC.

                                        By:  /s/ James T. Nichols
                                           -------------------------------------
                                        Its: President & CEO


                                        InterTAN AUSTRALIA LTD.

                                        By:  /s/ James T. Nichols
                                           -------------------------------------
                                        Its: Director


                                        InterTAN U.K. LIMITED

                                        By:  /s/ James T. Nichols
                                           -------------------------------------
                                        Its: Director


                                        TECHNOTRON SALES CORP. PTY. LTD.

                                        By:  /s/ James T. Nichols
                                           -------------------------------------
                                        Its: Director


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